UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 4, 2019

Astika Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-182113	27-4601693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 1, 725 Rosebank Road

Avondale, Auckland, 1348, New Zealand

(Address of principal executive offices)

(64) 9 929 0502

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

a.

On February 4, 2019 the Company was informed that our registered independent public accountant, MaloneBailey, LLP, resigned.

b.

MaloneBailey LLP’s report on the financial statements for the years ended December 31, 2015 and 2016, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended December 31, 2016 there have been no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, LLP’s would have caused them to make reference thereto in their report on the financial statements. Through the interim period February 4, 2019 (the date of resignation of the former accountant), there have been no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference thereto in their report on the financial statements.

d.

We have authorized MaloneBailey, LLP to respond fully to the inquiries of the successor accountant.

e.

During the years ended December 31, 2015 and 2016 and the interim period through February 4, 2019, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to MaloneBailey, LLP prior to the date of the filing of this Report and requested that MaloneBailey, LLP furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

a. None

b. Exhibits

Exhibit No.	Description
16.1	Letter from MaloneBailey, LLP, dated February 5, 2019, regarding change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2019	Astika Holdings, Inc.

	By:	/s/ Mark W. Richards
	Name:	Mark W. Richards
	Title:	President and Chief Executive Officer

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